SUPPLEMENT DATED OCTOBER 21, 2021
TO YOUR PROSPECTUS DATED MAY 3, 2021

Talcott Resolution Life and Annuity Insurance Company Separate Account Seven
Leaders Series IV

This supplement updates certain information in your prospectus for insurance products issued by Talcott Resolution Life Insurance Company

The following changes are made to “Appendix A - Funds Available Under the Contract” for the funds listed below:

Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	1 Year	5 Year	10 Year
Allocation	AB VPS Balanced Wealth Strategy Portfolio - Class B Adviser: AllianceBernstein, L.P.	1.24%	9.25%	7.86%	7.30%
International Equity	AB VPS International Growth Portfolio - Class B Adviser: AllianceBernstein, L.P.	1.62%	29.60%	11.20%	6.04%
International Equity	AB VPS International Value Portfolio - Class B Adviser: AllianceBernstein, L.P.	1.17%	2.21%	2.67%	2.12%
U.S. Equity	Invesco V.I. American Value Fund - Series II Adviser: Invesco Advisers, Inc.	1.15%	0.86%	6.73%	8.07%
U.S. Equity	Invesco V.I. Discovery Mid Cap Growth Fund - Series II (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund) Adviser: Invesco Advisers, Inc.	1.11%	40.24%	19.09%	15.62%
U.S. Equity	Invesco V.I. Main Street Small Cap Fund - Series II (formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund) Adviser: Invesco Advisers, Inc.	1.16%	19.63%	12.59%	11.85%
U.S. Equity	Morgan Stanley VIF Discovery Portfolio - Class II Adviser: Morgan Stanley Investment Management, Inc.	1.34%	152.04%	37.56%	20.64%

Should Be Retained with your Prospectus for Future Reference
HV-7878